CONSENT AND VOTING AGREEMENT

         This Consent and Voting Agreement (this "Agreement") dated September 1, 1998 is by and among Quicksilver Resources Inc., a Delaware corporation (the "Company"), MSR Exploration Ltd., a Delaware corporation ("MSR"), Mercury Exploration Company, a Texas corporation ("Mercury"), Quicksilver Energy, L.C., a Michigan limited liability company ("QELC"), Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, Trust Company of the West, a California trust company, in its capacity described on the signature pages hereto ("TCW") and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI").

         WHEREAS, on even date herewith, the Company and MSR are entering into an Agreement and Plan of Reorganization and Merger dated as of September 1, 1998 (the "Merger Agreement"), pursuant to which MSR would be merged (the "Merger") with and into the Company; and

         WHEREAS, Mercury, QELC, Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, JEDI and TCW (collectively, the "Stockholders" and each, a "Stockholder") are the holders of 96,357 shares of common stock, par value $.01 (the "Common Stock") of the Company; and

         WHEREAS, pursuant to Section 4 of that certain Stockholders Agreement dated April 9, 1998 (the "Stockholders Agreement") by and among all of the Stockholders, JEDI and TCW have preemptive rights with respect to the shares of Common Stock to be issued in connection with the Merger; and

         WHEREAS, pursuant to Section 8(i) of the Stockholders Agreement, the consent of JEDI and TCW is required for the Company to enter into the Merger; and

         WHEREAS, the Company, MSR and the Stockholders desire to set forth their agreement with respect to the voting of the Stockholders' shares of Common Stock with respect to the Merger and the Merger Agreement; and

         WHEREAS, in executing and delivering the Merger Agreement, MSR is relying on the agreements contained herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Consent of JEDI and TCW

         Pursuant to Section 8(i) of the Stockholders Agreement, each of JEDI and TCW hereby irrevocably and unconditionally consent to the Merger which consent shall not be withdrawn or modified without the written consent of MSR. MSR acknowledges that, pursuant to an agreement ("Letter Agreement") dated the date hereof, JEDI and TCW have certain rights with respect to the administration of the Company's rights under the Merger Agreement and the granting of the foregoing consent does not affect any of JEDI or TCW's rights under such Letter Agreement.

         2.       Voting of Common Stock

                  Each of the Stockholders hereby irrevocably and unconditionally covenants and agrees to vote all shares of Common Stock owned by such Stockholder in favor of the Merger Agreement and the Merger at the meeting of the Company's stockholders referred to in
         Section 6.01 of the Merger Agreement (and to consent thereto if action thereon is to be taken by written consent in lieu of a meeting of the stockholders of the Company). Each of the Stockholders further covenants and agrees that it or he shall not transfer or convey any shares of Common Stock unless it or he shall obtain the written agreement of the transferee to comply with the terms hereof and shall have furnished a copy of this Agreement executed by such transferee to MSR; (provided, however, the existing pledge of the Common Stock by Mercury, QELC, Frank Darden, Thomas F. Darden, Glenn M. Darden and Anne Darden Self to secure the Company's debt and any transfer of such Common Stock following foreclosure upon thereof without such consent will not constitute a violation hereof.)

                  Mercury, Frank Darden, Thomas F. Darden, Glenn M. Darden and Anne Darden Self hereby each (i) irrevocably and unconditionally covenants and agrees to vote all shares of common stock of MSR now owned or hereafter acquired by such stockholders in favor of the Merger at the meeting of MSR stockholders referred to in Section 6.01 of the Merger Agreement, and (ii) further covenants and agrees that it or he or she shall not transfer any shares of common stock of MSR unless it or he or she shall obtain the written consent of the transferee to comply with the terms hereof and shall have furnished a copy of this Agreement executed by such transferee to the Company; (provided, however, the existing pledge of the shares of common stock of MSR to secure the Company's debt and any transfer of such shares following foreclosure upon thereof without such consent will not constitute a violation hereof).

         3.       Waiver of Preemptive Rights

                  Each of JEDI and TCW hereby irrevocably and unconditionally waive the preemptive rights granted to them in Section 4 of the Stockholders Agreement with respect to the shares of Common Stock to be issued in connection with the Merger.

         4.       Miscellaneous

                  (a) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

                  (b) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to principles of conflict of laws.

                  (c) Amendment. This Agreement may be amended only by means of a written amendment signed by all of the parties hereto.

                  (d) Successors; Assigns; Transferees. The provisions of this Agreement shall be binding upon, the successors, assigns and transferees of each of the parties hereto.

                  (e) Specific Performance. The parties hereby acknowledge and agree that the failure of any party to this Agreement to perform the provisions in accordance with their specific terms or to otherwise breach such provisions, including its or his failure to take all actions as are necessary on its or his part to the consummation of the Merger, will cause irreparable injury to the other parties to this Agreement for which damages, even if available, will not be an adequate remedy. Accordingly, each of the parties hereto hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of any party's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

                  (f) Termination. Upon termination of the Merger Agreement in accordance with its terms, this Agreement shall also terminate.















   [The rest of this page is intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                              QUICKSILVER RESOURCES INC.


                                              By:      /s/ Glenn Darden
                                                       -------------------------
                                              Name:    Glenn Darden
                                                       -------------------------
                                              Title:   Vice President
                                                       -------------------------


                                              MSR EXPLORATION LTD.


                                              By:      /s/ Howard Boals
                                                       -------------------------
                                              Name:    Howard Boals
                                                       -------------------------
                                              Title:   Vice President
                                                       -------------------------



                                              MERCURY EXPLORATION COMPANY


                                              By:      /s/ Glenn Darden
                                                       -------------------------
                                              Name:    Glenn Darden
                                                       -------------------------
                                              Title:   Vice President
                                                       -------------------------



                                              QUICKSILVER ENERGY, L.C..


                                              By:      /s/ Glenn Darden
                                                       -------------------------
                                              Name:    Glenn Darden
                                                       -------------------------
                                              Title:   Vice President
                                                       -------------------------

                                             /s/ Frank Darden
                                             -----------------------------------
                                             Frank Darden

                                             /s/ Thomas F. Darden
                                             -----------------------------------
                                             Thomas F. Darden

                                             /s/ Glenn M. Darden
                                             -----------------------------------
                                             Glenn M. Darden

                                             /s/ Anne Darden Self
                                             -----------------------------------
                                             Anne Darden Self

                                            JOINT ENERGY DEVELOPMENT
                                            INVESTMENT LIMITED PARTNERSHIP

                                            By: Enron Capital Management Limited
                                                Partnership, its general partner

                                                By:    Enron Capital Corp.,
                                                       its general partner


                                                By:    /s/ Jesse E. Neyman
                                                       -------------------------
                                                Name:  Jesse E. Neyman
                                                       -------------------------
                                                Title: Agent and Attorney-in-
                                                       Fact
                                                       -------------------------

                                            TRUST COMPANY OF THE WEST, a
                                            California trust company, as
                                            Sub-Custodian for Mellon Bank for
                                            the benefit of Account No. CPFF 869-
                                            3062

                                            By: TCW ASSET MANAGEMENT COMPANY,
                                                a California corporation, as
                                                Investment Manager under that
                                                certain Agreement dated as of
                                                June 13, 1994, between TCW Asset
                                                Management Company and Morgan
                                                Stanley Group, Inc.



                                                By:    /s/ Thomas F. Mehlberg
                                                       -------------------------
                                                Name:  Thomas F. Mehlberg
                                                       -------------------------
                                                Title: Managing Director
                                                       -------------------------



                                                By:    /s/ Marc L. MacAluso
                                                       -------------------------
                                                Name:  Marc L. MacAluso
                                                       -------------------------
                                                Title: Senior Vice President
                                                       -------------------------